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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         August 18, 1997
                                                --------------------------------

                            LAM RESEARCH CORPORATION
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                        000-12701                   94-2634797
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(STATE OR OTHER          (COMMISSION FILE NUMBER)         (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION)

4650 Cushing Parkway, Fremont, California,                    94538
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


Registrant's telephone number, including area code.       (510) 659-0200
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                                   Exhibit Index at page:   5
                                                                         -------

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ITEM 5.   OTHER EVENTS


        (a) On August 18, 1997, Lam Research Corporation (the "Company") announced that, subject to market and other conditions, it intended to raise $300 million (excluding any proceeds of the over-allotment option) through a private placement of convertible subordinated notes within the United States to qualified institutional investors and outside the United States to non-U.S. investors. The Company contemplated that the notes would have a term of five years and be convertible into the common stock of the Company. The Company stated that it intended to use the net proceeds of the offering for general corporate purposes, including working capital.


        (b) On August 19, 1997, the Company announced that it had sold $310 million of 5% convertible subordinated notes due 2002 in an offering within the U.S. to qualified institutional buyers in accordance with Rule 144A and outside the U.S. to non-U.S. persons. The notes are convertible into the common stock of the Company. The offering closed on August 26, 1997. The Company has granted the initial purchasers a 30-day option to purchase an additional $45 million of notes to cover over-allotments, if any. No other terms were disclosed.


        This announcement is neither an offer to sell nor a solicitation to buy any of these securities.

        The securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.


        Copies of the press releases with respect to the private placement of the convertible subordinated notes are attached as exhibits to this report.






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



        (c)     Exhibits


99.1    Press Release, dated August 18, 1997

99.2    Press Release, dated August 19, 1997




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LAM RESEARCH CORPORATION
                                      (Registrant)


Dated: August 28, 1997                By:     /s/ Richard H. Lovgren
                                              ----------------------------
                                      Name:   Richard H. Lovgren
                                      Title:  Vice President, General Counsel
                                              and Secretary



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                                INDEX TO EXHIBITS




   Exhibit No.                     Description
   -----------                     -----------
       99.1          Press Release dated August 18, 1997.
       99.2          Press Release dated August 19, 1997